SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: January 8, 2003
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                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)


         000-16031                                        86-079360
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    (Commission File No.)                   (I.R.S. Employer Identification No.)


                20000 Horizon Way, Mount Laurel, New Jersey 08054
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               (Address of Principal Executive Offices) (Zip Code)

                                 (856) 439-9950
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    RESIGNATION OF OFFICER AND APPOINTMENT OF NEW OFFICERS

           Effective January 8, 2003, Paul McKnight resigned as Chief Financial Officer of Front Porch Digital Inc. (the "Company"). Also on that date, the Board of Directors of the Company elected Michael Knaisch as Chief Operating Officer of the Company and Matthew Richman as Chief Financial Officer of the Company. Paul McKnight will continue to serve as a director of the Company. Biographical information with respect to the new officers of the Company is set forth in the Company's press release dated January 14, 2003, a copy of which is annexed as an exhibit to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) The Company hereby furnishes the following exhibit:

               99.1  Press Release dated January 14, 2003 issued by the Company.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FRONT PORCH DIGITAL INC.


Date:  January 24, 2003                   By: /s/ Donald Maggi
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                                              Name: Donald Maggi
                                              Title: Chief Executive Officer